Registration No. 33-11371

1940 Act File No. 811-4982

Filed Pursuant to Rule 497(e)

HEARTLAND GROUP, INC.

Heartland Select Value Fund

Investor (HRSVX)

Institutional (HNSVX)

Supplement dated January 2, 2020 to the

Prospectus and Summary Prospectus, each dated May 1, 2019

Effective January 1, 2020, Troy W. McGlone, Vice President of Heartland Advisors, has joined the team of investment professionals that manages the Heartland Select Value Fund (the “Select Value Fund”). William R. Nasgovitz and Colin P. McWey will continue to manage the Select Value Fund with Mr. McGlone.

The following new paragraph is added under the heading “Portfolio Managers” on page 15:

Mr. McGlone, a Chartered Financial Analyst (“CFA”), has served as a Portfolio Manager of the Select Value Fund since January 2020. He has been a Portfolio Manager for advisory clients of Heartland Advisors since 2019, after serving as a Research Analyst since 2014. Mr. McGlone currently holds the position of Vice President and Portfolio Manager with Heartland Advisors. Prior to joining Heartland Advisors, Mr. McGlone had been with Stark Investments from 2006 to 2012.

This supplement should be retained with your Prospectus for future reference.

The date of this Prospectus Supplement is January 2, 2020.